Congress All Cap Opportunity Fund

Supplement dated May 27, 2016 to the Summary Prospectus
 dated April 30, 2016

Effective immediately, Peter C. Anderson no longer serves as the Portfolio Manager for the Congress All Cap Opportunity Fund (the “Fund”), John M. Beaver has replaced Peter C. Anderson as Portfolio Manager for the Fund. Accordingly, all references to Mr. Anderson are hereby removed and replaced with John M. Beaver’s information.

The following sentence is added to the section titled, “Portfolio Managers” on page 5 of the Summary Prospectus:

John M. Beaver, CFA, Vice President, Advisor, Portfolio Manager for the Fund since May 23, 2016.

Please retain this Supplement with the Summary Prospectus.